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                                                                   EXHIBIT 10.26

                               ROADWAY CORPORATION
                                   EXCESS PLAN
                           (Effective January 1, 2002)

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
ARTICLE I             PURPOSE OF THE PLAN........................................................................    1
         1.1      Purpose........................................................................................    1
ARTICLE II            DEFINITIONS................................................................................    1
         2.1      Generally......................................................................................    1
         2.2      Account........................................................................................    1
         2.3      Accrued Benefit................................................................................    1
         2.4      Employer.......................................................................................    2
         2.5      Excess Retirement Benefit......................................................................    2
         2.6      Participant....................................................................................    2
         2.7      Pension Plan...................................................................................    2
         2.8      Spouse.........................................................................................    2
         2.9      Valuation Date.................................................................................    2
ARTICLE III           EXCESS RETIREMENT BENEFITS.................................................................    2
         3.1      Amount of Benefit..............................................................................    2
         3.2      Manner and Time of Payment.....................................................................    3
         3.3      Liability for Payment..........................................................................    3
         3.4      Eligibility for Benefit........................................................................    3
         3.5      Payment to Guardian............................................................................    3
         3.6      Effect on other Benefits.......................................................................    3
         3.7      Effect of Termination of Excess Plan...........................................................    4
ARTICLE IV            PARTICIPANT'S ACCOUNT......................................................................    4
         4.1      Generally......................................................................................    4
         4.2      Limitation on Rights of Participants and Spouses...............................................    4
ARTICLE V             VESTING....................................................................................    4
         5.1      Vesting Provisions.............................................................................    4
ARTICLE VI            METHOD OF FUNDING..........................................................................    4
         6.1      General Obligation.............................................................................    4
EXHIBIT A             ...........................................................................................    4

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                               ROADWAY CORPORATION
                                   EXCESS PLAN
                           (Effective January 1, 2002)

                  THIS PLAN is made and executed this ________ day of _______________, 2002 by Roadway Corporation, Delaware corporation (the "Company"). This Plan is an amendment and restatement of the Roadway Corporation Excess Plan.

                                   ARTICLE I
                               PURPOSE OF THE PLAN

1.1      Purpose

                  The Company hereby establishes the Roadway Corporation Excess Plan (the "Plan"). The purpose of this Plan is to provide to certain of the employees of the Company and of certain other Employers benefits they would receive under the terms of certain defined benefit pension plans of the Controlled Group but for the limit on the benefits payable under such Pension Plans due to the application of Section 415 of the Code. This Plan includes the Roadway Corporation Administrative Document for Excess Plan and 401(a)(17) Benefit Plan (the "Administrative Document"), which is incorporated herein by reference.

                                   ARTICLE II
                                   DEFINITIONS

2.1      Generally

                  The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

                  "Actuarial (or Actuarially) Equivalent"
                  "Actuary"
                  "Code"
                  "Employee"
                  "Pension Commencement Date"
                  "Plan Year"

                  The following words and phrases shall have the same meaning as specified in the Administrative Document, as it may be amended from time to time, unless the context clearly requires otherwise:

                  "Board"
                  "Committee"
                  "Controlled Group" or "Controlled Group Members" "Effective Date"
                  "Excess Plan"
                  "401(a)(17) Benefit Plan"

                  In addition, for purposes of this Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise.

2.2      Account

                  "Account" means the record maintained in accordance with
Article IV by the Company for each Participant.

2.3      Accrued Benefit

                  "Accrued Benefit" of a Participant as of any date, hereinafter called an "accrual date," equals the amount of Excess Retirement Benefit to which the Participant would be entitled under Section 3.1 if he terminated his employment with the Controlled Group on the accrual date.

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2.4      Employer

                  "Employer" means the Company and any other Controlled Group Member that adopts this Plan in accordance with Section 7.7 of the Administrative Document.

2.5      Excess Retirement Benefit

                  "Excess Retirement Benefit" means the monthly benefit payable to or with respect to a Participant and/or his Spouse under Article III.

2.6      Participant

                  "Participant" means an Employee who (a) is participating in one or more Pension Plans whose benefits thereunder are limited by Section 415 of the Code and (b) who retires from an Employer on or after the Effective Date.

2.7      Pension Plan

                  "Pension Plan" means, with respect to any Participant, the defined benefit pension plan(s) specified on Exhibit A hereto (which is incorporated herein by reference) in which he participates.

2.8      Spouse

                  Spouse shall mean the deceased Participant's surviving spouse if such person married such Participant at least one (1) year prior to his death.

2.9      Valuation Date

                  "Valuation Date" shall mean the last day of each calendar year or such other dates as may be established by the Company.

                                  ARTICLE III
                           EXCESS RETIREMENT BENEFITS

3.1      Amount of Benefit

                  (a) Participants in a Single Pension Plan. The Excess Retirement Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit, expressed as a single life annuity commencing as of the Participant's Pension Commencement Date, or, if the Participant is married on his Pension Commencement Date, expressed as a 100% joint and survivor annuity in an Actuarially Equivalent amount commencing as of the Participant's Pension Commencement Date, that would be payable to or with respect to the Participant under the Pension Plan if the Pension Plan did not contain limitations pursuant to Section 415 of the Code, over (ii) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month less (iii) the amount, if any, the Participant would be entitled to receive, as of the Effective Date, under the Roadway Services, Inc. Excess Plan. Such Excess Retirement Benefit (1) shall be reduced to reflect any post-retirement increases in monthly benefits payable to the Participant under such Pension Plan by reason of increases in the limits under Section 415 of the Code, and (2) shall reflect any adjustments under such Pension Plan because of the Participant's determination not to elect to waive any qualified pre-retirement survivor annuity.

                  (b) Participants in Multiple Pension Plans. If a person has been a Participant in more than one Pension Plan, his Excess Retirement Benefit for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the largest amount of monthly benefits to which he or his Beneficiary would be entitled under any of the Pension Plans for such Plan Year if the Pension Plans did not contain limitations pursuant to Section 415 of the Code, over (ii) the amount of monthly benefits in fact payable to the Participant or his Beneficiary under all of the Pension Plans for such month, and computed and adjusted as provided in Section 3.1(a).

                  (c) Pre-retirement Survivor Annuity. If a married Participant dies before his Pension Commencement Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the Excess Retirement Benefit computed and adjusted as provided in Subsections 3.1(a) and
(b) to which the Participant would be entitled. Such pre-retirement and survivor annuity will be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity.

3.2      Manner and Time of Payment

                  (a) Manner of Payment. The Excess Retirement Benefit in the amount determined from time to time under Section 3.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the Participant's Pension Commencement Date; provided, however, for a married Participant, the Excess Retirement Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

                  (b) Time of Payment. (i) The first monthly payment of an Excess Retirement Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Spouse dies.

                  (ii) The Excess Retirement Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by an Employer and, upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the Excess Retirement Benefit then in effect, pursuant to the provisions of this Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any Excess Retirement Benefit previously paid such Participant under this Plan.

3.3      Liability for Payment

                  The Company shall pay the Excess Retirement Benefit to the Participant and/or his Beneficiary.

3.4      Eligibility for Benefit

                  Each Participant shall be eligible for an Excess Retirement Benefit.

3.5      Payment to Guardian

                  If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Company may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Company may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

3.6      Effect on other Benefits

                  Benefits payable to or with respect to a Participant under the Pension Plans, the 401(a)(17) Benefit Plan or any other Company-sponsored (qualified or nonqualified) plan, if any, are in addition to those provided under this Plan.

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3.7      Effect of Termination of Excess Plan

                  Notwithstanding anything in this Plan to the contrary, in the event of a termination of this Plan, the Company, in its sole and absolute discretion, shall have the right to change the time and/or manner of distribution of Participants' Excess Retirement Benefits, including, without limitation, by providing for the satisfaction of the Company's obligation to pay Excess Retirement Benefits by payment of a single lump sum payment to each Participant or Spouse then entitled to an Excess Retirement Benefit in an amount equal to the Actuarially Equivalent present value of such Excess Retirement Benefit, provided that the Company may not diminish the value of the Excess Retirement Benefit payable to any Participant or Spouse hereunder.

                                   ARTICLE IV
                              PARTICIPANT'S ACCOUNT

4.1      Generally

                  The Company, through its accounting records, shall establish an Account for each Participant to reflect the value of the Participant's Excess Retirement Benefit under this Plan. The Accounts established hereunder shall be segregated from other accounts on the books and records of the Company as a contingent liability of the Company to Participants. As of each Valuation Date, the Company shall credit each Participant's Account with the increase in the Actuarially Equivalent present value of the Participant's Accrued Benefit since the preceding Valuation Date and shall debit from the Participant's Account any decrease in such Actuarially Equivalent present value and the amount of any payments of an Excess Retirement Benefit since the preceding Valuation Date. The amount of such credits and/or debits shall be determined by the Company.

4.2      Limitation on Rights of Participants and Spouses

                  The establishment of each Participant's Account hereunder is solely for the Company's convenience in administering this Plan. Amounts "credited" to the Account shall continue for all purposes to be part of the general funds of the Company. Each Participant's Account is merely a record of the value of the Company's unsecured contractual obligation to the Participant and his Spouse under this Plan.

                                   ARTICLE V
                                    VESTING

5.1      Vesting Provisions

                  Anything herein to the contrary notwithstanding, except as otherwise provided in Section 5.3(b) of the Administrative Document or Article VI of the Administrative Document, Excess Retirement Benefits of Participants who are vested under the Pension Plan shall at all times be fully vested.

                                   ARTICLE VI
                                METHOD OF FUNDING

6.1      General Obligation

                  The obligation of the Company hereunder shall be a general unfunded and unsecured obligation of the Company only. It is not intended hereby to establish a fund to provide for the payment of Excess Retirement Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse or any other person.

                  IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly appointed officer, effective as of the January 1, 2002.

                                       ROADWAY Corporation
                                       By: /s/ John J. Gasparovic
                                       Title: VP, General Counsel & Secretary

                                    EXHIBIT A

                        ROADWAY CORPORATION PENSION PLAN

                                 First Amendment
                                     to the
                         Roadway Corporation Excess Plan
                           (Effective January 1, 2002)

                  WHEREAS, Roadway Corporation (the "Company") maintains the Roadway Corporation Excess Benefit Plan (the "Plan"); and

                  WHEREAS, the Board of Directors of the Company (the "Board") has authority to amend the Plan; and

                  WHEREAS, the Board has determined that it is desirable to amend the Plan to provide for participants to receive payment of their benefits under the Plan at substantially the same time and in the same form of payment as their benefits are paid under the Company's tax-qualified defined benefit pension plan;

                  NOW, THEREFORE, Section 3.2 of the Plan is hereby amended to read as follows:

                  (a) Time and Form of Payment. A Participant's Excess Retirement Benefit shall be paid at substantially the same time and in the same form of payment as the Participant's pension benefit is paid under the Pension Plan. If a Participant's Excess Retirement Benefit is paid in a form other than a life annuity for the life of the Participant, such form of payment shall be Actuarially Equivalent to the Participant's Excess Retirement Benefit payable in the form of a single life annuity for the life of the Participant.

                  (b) Effect of Reemployment. If a Participant who has commenced receiving an Excess Retirement Benefit hereunder becomes reemployed by any member of the Controlled Group, payment of the Participant's Excess Retirement Benefit shall be suspended in the same manner and to the same extent as such Excess Retirement Benefit would be suspended if it were a pension benefit paid under the Pension Plan.

                  IN WITNESS WHEREOF, Roadway Corporation has caused this First Amendment to the Roadway Corporation Excess Plan to be adopted as of this 5th day of November 2002.

                                 ROADWAY CORPORATION

                                 By: /s/ John J. Gasparovic
                                     Vice President, General Counsel & Secretary

                                Second Amendment
                                     to the
                        Roadway Corporation Excess Plan
                           (Effective January 1, 2002)

                  Roadway Corporation hereby adopts this Second Amendment to the Roadway Corporation Excess Plan (Effective January 1, 2002) (the "Plan") effective as of the date set forth below. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

                                       I.

         Article II of the Plan is hereby amended by the addition of the following new Section immediately following Section 2.3 thereof:

         "2.3A    Change in Control

                  'Change in Control' means

                           (a) (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')) (a 'Person') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the 'Outstanding Company Voting Securities'); provided, however, that for purposes of this subsection (i), the following acquisitions shall not be deemed to result in a Change of Control: (A) any acquisition directly from the Company that is approved by the Incumbent Board (as defined in subsection (ii) below), (B) any acquisition by the Company, or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; and provided, further, that if at least a majority of the members of the Incumbent Board determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% of more of the Outstanding Company Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meanings of Rule 13d-3 promulgated under the Exchange Act) less than 20% of the Outstanding Company Voting Securities, then no Change of Control shall have occurred as a result of such Person's acquisition; or

                           (b) (ii) individuals who, as of February 22, 2002, constitute the Board (the 'Incumbent Board' (as modified by this clause (ii)) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 22, 2002 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (c) (iii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation, or other transaction ('Business Combination') excluding, however, such a Business Combination pursuant to which (A) the individuals and entities who were the ultimate beneficial owners of voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (B) no Person (excluding any employee benefit plan (or related trust) of the Company, the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (d) (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company except pursuant to a Business Combination described in clauses (A), (B) and (C) of subsection (iii), above."

                                       II.

                  Section 3.2(a) of the Plan is hereby amended by the addition of the following new sentence at the end thereof:

         "Notwithstanding the foregoing, in the event of a Change in Control, the Excess Retirement Benefit of any former Employee receiving an Excess Benefit at the time of the Change in Control shall be paid as soon as administratively feasible following such Change in Control, but in no event later than five business days following the Change in Control, in a single lump sum payment, the amount of which shall be Actuarially Equivalent to such former Employee's Excess Retirement Benefit payable in the form of a single life annuity for the life of such former Employee."

                  EXECUTED this 7th day of August, 2003.

                                       ROADWAY CORPORATION

                                       By: /s/ John J. Gasparovic
                                       Title: Executive Vice President,
                                                  General Counsel & Secretary